UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05693 )

Exact name of registrant as specified in charter: Putnam Europe Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2007

Date of reporting period: July 1, 2006— June 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Europe Equity Fund

6|30|07

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Europe Equity
Fund
6| 30| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	38
Brokerage commissions	38
Shareholder meeting results	39
About the Trustees	40
Officers	44

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in your funds’ fees or in the services your funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, enables George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended June 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Europe Equity Fund: the advantages of investing
in European markets

As a shareholder of Putnam Europe Equity Fund, you are positioning some of your money to potentially benefit from opportunities in one of the world’s most advanced economies.

While international investing involves additional risks, Europe offers a long history of capitalism and stock investing, and the region continues to evolve. Today, the 27 member states of the European Union, with approximately 500 million people, form a large, integrated economy that exports more goods and services than any nation in the world.

With these advantages, it is not surprising that European companies are leaders in many business sectors, including financials, health care, and telecommunications. If you look at the products or services you use every day — from cars to cell phones to household products — you are likely to find many items made by European companies.

At the macroeconomic level, European stocks can offer diversification to U.S. investors because Europe can follow a different business cycle than the United States. In Europe, interest rates and monetary policy are not set by the U.S. Federal Reserve Board, but by the European Central Bank, the Bank of England, and other central banks. While different economic systems, political developments, and currencies like the euro, the British pound, and the Swiss franc can add risk, they also provide diversification for U.S.-based investors. Investing internationally gives you a chance to keep building wealth even if U.S. stocks struggle.

For over 15 years, Putnam Europe Equity Fund has served investors by seeking to invest in attractively valued companies across European markets. Pursuing Putnam’s “blend” strategy, the fund’s management team targets stocks believed to be worth more than their current stock prices indicate, and seeks to perform well when either growth- or value-style stocks lead international markets. The team selects stocks and determines market and sector weightings by relying in part on the proprietary research of Putnam analysts and team members based in both Boston and London.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. While diversification can help protect your returns from excessive volatility, it cannot protect against market losses.

The European Union: Expansion increases investment opportunities.

The European Union (EU), including its predecessor organizations, has grown over the past half century because it has succeeded in providing stable conditions for economic growth and investment. From a base of six members in the 1950s, it has grown to include 27 countries, with three additional countries currently candidates for membership.

What does the continuing expansion of the EU mean for investors?

Greater growth potential. Businesses in new member countries gain greater access to international capital and trade opportunities within the EU.

Lower business costs. Companies in older EU countries can increase their sales in new member countries while reducing their business costs by shifting production to less expensive markets.

Changes in the world and Europe’s regional economy have
added to the investment potential of European companies
since Putnam Europe Equity Fund launched in 1990.

Performance and portfolio snapshots

Putnam Europe
Equity Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 10–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“European stock markets are currently
benefiting from several positive trends,
including rising exports, falling
unemployment, and more vigorous
consumer spending.”

Joshua Byrne, Portfolio Leader, Putnam Europe Equity Fund

The top 10 country allocations represent 91.4% of the portfolio’s net assets and will vary over time. The remaining net assets are allocated among 6 other countries.

Report from the fund managers

The year in review

We are pleased to report that for its 2007 fiscal year, your fund’s results before sales charges outperformed both its benchmark, the MSCI Europe Index, and the average for its Lipper peer group, European Region Funds. European stock markets have appreciated well above their long-term average returns amid the current global economic expansion. Over the past 12 months, economic growth in Europe has risen to robust levels relative to recent history. Its current annualized pace of 2.6% — as estimated by the International Monetary Fund — is nearly twice the level of 2005. This supportive environment certainly enhanced results for the fiscal year, but we believe that our positioning decisions and stock selection made the difference between solid and superior performance. Our most rewarding moves during the year involved stock selection within the basic materials and health-care sectors and our decision to overweight, relative to the benchmark, holdings from the German stock market, which was among the world’s leaders. Also, the fund’s foreign currency exposure added to performance, as the U.S. dollar generally weakened relative to the euro, the British pound, and the Swiss franc. Therefore, earnings and gains on stocks valued in these currencies were greater when converted into U.S. dollars.

Market overview

With the major economies of Germany, France, Italy, and the United Kingdom all accelerating during the fiscal year, Europe’s economy achieved its strongest rate of growth since 2000. Germany has reclaimed its role as one of the world’s largest exporting countries. This shift came at a time when the U.S. economy was slowing because of a weak housing market, and demonstrates the diversifica-tion benefits that come with international investing. Responding to the region’s strength, the European Central Bank raised interest rates five times during your fund’s fiscal year while the Bank of England raised rates four times. Tighter monetary policy did not stop European markets from advancing. While the year’s progress was not without periods of volatility, these short-lived bouts were primarily driven by external factors, such as concerns about the slowing U.S. housing market.

The current expansion has been lifting corporate profits across many sectors and industries. In general, those companies able to benefit from structural development in the world’s emerging markets, either by exporting goods or by establishing profitable business operations in these markets, have delivered the most rewarding results.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 6/30/07. See the previous page and pages 10–11 for additional fund performance information. Index descriptions can be found on page 16.

However, while so-called “old economy” industries, such as steel, chemicals, capital goods, oil refining, and shipping, have been doing booming business in the world’s emerging markets, other sectors, most notably health care, lagged during the rally. For many pharmaceutical companies, new drug innovation has slowed, and the industry’s outlook remains uncertain as governments seek to slow the rate of growth in health-care spending.

Strategy overview

The foundation of our management approach is careful stock selection. We work to identify stocks of large and midsize European companies that we consider mispriced by the market. In short, these are companies that we believe are worth more than their current stock prices indicate, based on our projections of their future cash flows.

The fund’s “blend” investment style gives us the flexibility to invest in a wide range of companies without a bias toward either growth or value stocks. For example, we may target companies that are growing rapidly and seem to have the potential to continue growing, as well as out-of-favor companies undergoing changes that may improve their earnings and growth potential. Our investment process integrates fundamental and quantitative analysis, enabling us to evaluate the merits and prospects of each company while comparing it rigorously to a wide array of other companies. This combined analysis has proven effective in identifying potentially attractive investments.

During the period, our stock selection decisions resulted in several country and sector weightings that differed from the benchmark’s. By country, the notable differences included overweight positions in Germany, Switzerland, and Belgium, a substantial underweight position in the United Kingdom, where we found few attractively valued stocks, and smaller underweights to Italy and the Netherlands. Among sectors, the weighting differences included greater-than-benchmark positions in consumer cyclicals and basic materials, as well as positions in health-care and utilities stocks that were smaller than the benchmark’s.

Your fund’s holdings

As noted earlier, we consider our stock selections the decisive factor in generating the fund’s superior results during the period. The best results came from the markets of Germany and France and from the health-care, technology, and basic materials sectors. Among the top-performing holdings were two German companies in the basic materials sector. Salzgitter, a German steel company, appreciated thanks in no small part to one of the company’s businesses

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

that supplies large-diameter steel tubing for energy pipeline construction in Eastern Europe, the Middle East, and Asia. BASF, a German chemicals company, produces a variety of products, including industrial coatings, agricultural fertilizers, and plastics, which have enjoyed rising demand in many regions. Another holding from this sector, mining company BHP Billiton, is headquartered in London but has large operations in Australia. The company produces aluminum, coal, and a variety of metals used in developing urban and industrial infrastructure. Strong demand for these materials boosted its stock price during the period.

While the health-care sector was relatively weak, our stock selection enabled the fund to identify and benefit from some of the opportunities that were available. For example, an overweight position in medical equipment stock Nobel Biocare of Switzerland, the world’s leading dental implant company, helped performance as the stock outperformed the sector. Also, we avoided many of the large pharmaceutical companies that underperformed, such as Sanofi-Aventis and GlaxoSmithKline. In our view, the massive scale of these companies means it can be difficult for new drug products to have a meaningful impact on their revenues and earnings. However, the fund held an overweight position in Roche Holdings of Switzerland, a stock which underperformed during the period. We maintained the position because we believe Roche offers an attractive combination of valuation and growth.

In the technology sector, one of the largest contributors to performance was Business Objects, SA, a multinational software company based in France. This company designs business applications programs focusing on business intelligence. We built a position in the stock during the period when the price became attractive after the company reported lower-than-expected earnings. Later in the year, the company’s results improved, and the stock benefited from the market’s anticipation of possible industry consolidation; we decided to sell the position when the stock’s price reflected what we considered its value. Another technology holding that performed well was cellular phone handset maker Nokia of Finland. Nokia has reported increases in its gross profit margins and is poised to gain greater market share worldwide from its competitors. Nokia phones are again taking market share in large emerging markets, such as China and India, and the stock price has risen to its highest level in four years.

While the financials sector was the portfolio’s largest on an absolute basis, our positioning within the sector delivered mixed results. We believe Banco Bilbao Vizcaya Argentaria (BBVA), a Spanish bank held in the portfolio, remains attractive, though its performance in recent

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 6/30/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Country	Industry

BP PLC (3.5%)	United Kingdom	Oil and gas

Total SA (3.3%)	France	Oil and gas

Siemens AG (3.3%)	Germany	Electrical equipment

Allianz SE (3.2%)	Germany	Insurance

BHP Billiton PLC (3.1%)	United Kingdom	Metals

Roche Holding AG (3.0%)	Switzerland	Pharmaceuticals

BASF AG (2.8%)	Germany	Chemicals

Banco Bilbao Vizcaya Argentaria SA (BBVA) (2.7%)	Spain	Banking

Statoil ASA (2.7%)	Norway	Oil and gas

Credit Suisse Group (2.6%)	Switzerland	Investment banking/brokerage

months has lagged the benchmark. In our opinion, this may reflect the market’s skepticism about the bank’s recent acquisitions, which included Compass Bancshares, a U.S.-based bank with operations in several southern and southwestern states. We disagree with this view and believe BBVA has a strong growth profile, particularly in Mexico, where it owns the country’s largest retail banking operations and is serving consumers whose access to retail financial products has been limited until recently. Another holding with a somewhat similar market profile delivered more rewarding results. EFG Eurobank Ergasias, a Greek bank with branches in Bulgaria, Romania, and Serbia, recently expanded into Poland, Ukraine, and Turkey. The stock price fluctuated during the period, reflecting investors’ changing perceptions of the expansion, but overall, the fund has benefited from this investment and the team believes the stock has the potential to appreciate as operations in the new markets become better established.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that despite the slowdown in the U.S. economy in the first half of 2007, growth in Europe and the rest of the world remains on track. We expect this growth to continue, albeit at a slowing pace, given the increase in interest rates around the world. In our opinion, European stock markets currently offer many opportunities for investors to benefit from growth both within and outside the region. Europe’s economy is expanding at a healthy rate, and employment and consumer spending have increased. Rising domestic demand helps to complement the region’s strength in exporting and the growth that European companies achieve from operations in developing markets.

While small-capitalization and value-style stocks have led the markets over the past few years, at present we see increasing valuation support in the large-cap growth area of international markets, and the portfolio is beginning its 2008 fiscal year with a modest tilt in this direction. Our preference for growth-style stocks is increased by our belief that as interest rates rise around the world and economic growth begins to slow, investors will begin to pay a premium for growth stocks. With the positive fundamental business conditions we are observing, we think that markets can continue to appreciate, though this is likely to occur at a lower rate than we have seen over the last several years. Additional dollar weakness is also possible. Should this occur, it could enhance investment returns for dollar-based investors, since earnings and gains from European stocks would be worth more when converted to U.S. dollars.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The fund concentrates its investments in one region and involves more risk than a fund that invests more broadly. While diversification can help protect your returns from excessive volatility, it cannot protect against market losses.

Your fund’s performance

This section shows your fund’s performance for periods ended June 30, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/7/90)		(2/1/94)		(7/26/99)		(12/1/94)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.93%	11.57%	11.09%	11.09%	11.09%	11.09%	11.40%	11.19%	11.67%	11.96%

10 years	144.19	131.38	126.80	126.80	126.57	126.57	132.71	125.19	138.76	145.28
Annual average	9.34	8.75	8.53	8.53	8.52	8.52	8.81	8.46	9.09	9.39

5 years	117.33	105.94	109.18	107.18	109.25	109.25	111.83	104.98	115.20	118.29
Annual average	16.79	15.54	15.91	15.68	15.91	15.91	16.20	15.44	16.57	16.90

3 years	94.24	84.04	89.86	86.86	89.88	89.88	91.37	85.14	93.26	95.10
Annual average	24.77	22.55	23.83	23.17	23.83	23.83	24.15	22.79	24.56	24.95

1 year	33.69	26.66	32.68	27.68	32.68	31.67	33.02	28.70	33.36	34.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 6/30/97 to 6/30/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $22,680 and $22,657, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $22,519 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $23,876 and $24,528, respectively.

Comparative index returns For periods ended 6/30/07

		Lipper European
		Region Funds
	MSCI Europe Index	category average*

Annual average
(life of fund)	11.32%	11.65%

10 years	166.47	216.09
Annual average	10.30	11.86

5 years	135.85	154.41
Annual average	18.72	19.91

3 years	93.10	98.47
Annual average	24.53	25.42

1 year	32.44	31.78

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/07, there were 102, 91, 79, 32, and 9 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 6/30/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.556		$0.270	$0.352	$0.381		$0.598	$0.621

Capital gains

Long-term	0.092		0.092	0.092	0.092		0.092	0.092

Short-term	—		—	—	—		—	—

Total	$0.648		$0.362	$0.444	$0.473		$0.690	$0.713

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/06	$25.58	$27.00	$24.68	$25.33	$25.38	$26.23	$25.55	$25.62
6/30/07	33.47	35.32	32.34	33.11	33.23	34.35	33.30	33.53

Fund’s annual operating expenses For the fiscal year ended 6/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.48%	2.23%	2.23%	1.98%	1.73%	1.23%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Europe Equity Fund from January 1, 2007, to June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.74	$ 11.66	$ 11.66	$ 10.36	$ 9.05	$ 6.43

Ending value (after expenses)	$1,123.20	$1,119.00	$1,119.00	$1,120.40	$1,122.00	$1,124.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2007, use the calculation method below. To find the value of your investment on January 1, 2007, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 01/01/2007 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.35	$ 11.08	$ 11.08	$ 9.84	$ 8.60	$ 6.11

Ending value (after expenses)	$1,017.50	$1,013.79	$1,013.79	$1,015.03	$1,016.27	$1,018.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

Average annualized expense ratio for Lipper peer group†	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003
Putnam Europe Equity Fund	106%	81%	56%	82%	80%

Lipper European Region Funds category average	93%	111%	113%	139%	187%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ended on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 6/30/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Core Team. Joshua Byrne is the Portfolio Leader and Simon Davis is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2007, and June 30, 2006.

Trustee and Putnam employee fund ownership

As of June 30, 2007, all 12 of the Trustees then on the Board of Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 289,000	$ 93,000,000

Putnam employees	$6,039,000	$467,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joshua Byrne is also a Portfolio Leader of Putnam International Equity Fund.

Simon Davis is also a Portfolio Leader of Putnam International Equity Fund.

Joshua Byrne and Simon Davis may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended June 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase.POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of Western European equity securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 25th percentile in management fees and in the 42nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper European Region Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

29th	42nd	70th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 97, 91 and 78 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper European Region Funds category for the one-, five-, and ten-year periods ended June 30, 2007, were 32%, 60%, and 79% respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 32nd out of 102, 48th out of 79, and 26th out of 32 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Europe Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Europe Equity Fund (the “fund”) at June 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 13, 2007

The fund’s portfolio 6/30/07

COMMON STOCKS (99.4%)*

	Shares	Value

Austria (1.4%)
Telekom Austria AG	325,765	$ 8,108,557

Belgium (2.7%)
Delhaize Group	93,143	9,163,186
InBev NV	84,511	6,716,276
		15,879,462

Finland (2.1%)
Nokia OYJ	443,600	12,470,216

France (14.5%)
Air France-KLM	151,177	7,036,696
Axa SA	332,977	14,283,393
Renault SA	68,686	11,030,769
Schneider Electric SA	84,076	11,798,487
Societe Generale	50,672	9,397,833
Sodexho Alliance SA	55,849	3,993,444
Suez SA	138,624	7,934,594
Total SA	239,703	19,463,866
		84,939,082

Germany (19.5%)
Allianz SE	81,069	18,938,236
BASF AG	125,775	16,516,490
Beiersdorf AG	88,355	6,308,683
Continental AG	58,648	8,268,233
Merck KGaA	14,480	1,995,620
Merck KGaA 144A	22,581	3,112,093
Porsche AG (Preference)	2,933	5,233,630
Praktiker Bau-und Heimwerkermaerkte AG	33,800	1,370,551
RWE AG	126,100	13,456,777
Salzgitter AG	64,902	12,549,295
Siemens AG	134,779	19,387,739
ThyssenKrupp AG	120,400	7,170,715
		114,308,062

Greece (3.0%)
EFG Eurobank Ergasias 144A	71,226	2,324,370
EFG Eurobank Ergasias	196,398	6,409,199
Hellenic Telecommunication
Organization (OTE) SA	290,060	9,001,629
		17,735,198

Hungary (0.4%)
MOL Magyar Olaj-es Gazipari Rt.	14,425	2,183,685

Ireland (3.3%)
Allied Irish Banks PLC	388,980	10,604,453
CRH PLC	12,874	635,119
Experian Group, Ltd.	481,252	6,062,681
Experian Group, Ltd. 144A	161,960	2,040,328
		19,342,581

COMMON STOCKS (99.4%)* continued

	Shares	Value

Italy (1.7%)
Buzzi Unicem SpA	202,600	$ 6,989,081
Saras SpA	476,147	3,039,703
		10,028,784

Netherlands (1.9%)
Randstad Holding NV	41,312	3,271,236
TNT NV	175,624	7,909,429
		11,180,665

Norway (5.3%)
DnB Holdings ASA	658,400	8,459,957
Electromagnetic GeoServices AS †	93,126	1,864,488
Electromagnetic GeoServices AS 144A †	30,300	606,640
Schibsted ASA	96,600	4,407,570
Statoil ASA	504,600	15,622,273
		30,960,928

Russia (0.5%)
Lukoil	20,100	1,526,404
Lukoil ADR	18,600	1,408,950
		2,935,354

Spain (2.7%)
Banco Bilbao Vizcaya Argentaria SA	642,262	15,723,864

Sweden (3.8%)
Hennes & Mauritz AB Class B	121,440	7,181,780
Telefonaktiebolaget LM Ericsson AB
Class B	3,732,458	14,898,043
		22,079,823

Switzerland (16.9%)
Credit Suisse Group	217,487	15,421,169
Nestle SA	35,624	13,514,405
Nobel Biocare Holding AG	34,852	11,401,297
Roche Holding AG	98,848	17,522,977
Swisscom AG	33,318	11,404,135
UBS AG	248,808	14,870,249
Zurich Financial Services AG	47,490	14,667,405
		98,801,637

United Kingdom (19.7%)
BAE Systems PLC	509,279	4,113,589
Barclays PLC	575,769	8,033,604
Barratt Developments PLC	455,636	9,002,196
BHP Billiton PLC	661,016	18,323,003
BP PLC	1,693,028	20,388,353
Davis Service Group PLC	405,718	5,049,650
HBOS PLC	634,777	12,524,469
Northern Rock PLC	531,931	9,196,566
Punch Taverns PLC	253,237	6,201,639
Reckitt Benckiser PLC	244,422	13,383,578
Travis Perkins PLC	249,163	9,442,320
		115,658,967

Total common stocks (cost $479,559,678)		$ 582,336,865

SHORT-TERM INVESTMENTS (0.6%)*

	Principal amount/shares	Value

U.S. Treasury bills 4.98%,
September 27, 2007	$ 512,000	$ 505,917
U.S. Treasury bills 4.18%,
July 19, 2007	512,000	510,932
Putnam Prime Money Market Fund (e)	2,288,909	2,288,909

Total short-term investments (cost $3,305,758)		$ 3,305,758

TOTAL INVESTMENTS
Total investments (cost $482,865,436)		$ 585,642,623

* Percentages indicated are based on net assets of $585,933,211.

† Non-income-producing security.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At June 30, 2007, liquid assets totaling $5,018,844 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank. The fund had the following industry concentrations greater than 10% at June 30, 2007 (as a percentage of net assets):

Banking	14.1%
Oil and gas	10.9

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/07 (aggregate face value $146,451,653)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

British Pound	$85,839,419	$84,753,121	9/19/07	$1,086,298
Euro	37,729,408	37,588,958	9/19/07	140,450
Norwegian Krone	20,685,311	20,442,448	9/19/07	242,863
Swedish Krona	764,914	758,136	9/19/07	6,778
Swiss Franc	2,929,236	2,908,990	9/19/07	20,246

Total				$1,496,635

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/07 (aggregate face value $142,183,510)

				Unrealized
		Aggregate	Delivery	appreciation
	Value	face value	date	(depreciation)

British Pound	$ 765,328	$ 752,356	9/19/07	$ (12,972)
Euro	38,380,693	38,038,959	9/19/07	(341,734)
Norwegian Krone	19,158,219	18,907,375	9/19/07	(250,844)
Swedish Krona	18,038,917	17,858,510	9/19/07	(180,407)
Swiss Franc	66,584,537	66,626,310	9/19/07	41,773

Total				$(744,184)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $480,576,527)	$583,353,714
Affiliated issuers (identified cost $2,288,909) (Note 5)	2,288,909

Dividends, interest and other receivables	722,560

Receivable for shares of the fund sold	118,651

Receivable for securities sold	2,567,325

Receivable for open forward currency contracts (Note 1)	1,683,612

Receivable for closed forward currency contracts (Note 1)	751,627

Foreign tax reclaim receivable	1,001,505

Total assets	592,487,903

LIABILITIES

Payable to custodian (Note 2)	873,512

Payable for variation margin (Note 1)	35,157

Payable for securities purchased	1,658,665

Payable for shares of the fund repurchased	812,812

Payable for compensation of Manager (Notes 2 and 5)	1,150,160

Payable for investor servicing fees (Note 2)	126,015

Payable for custodian fees (Note 2)	55,617

Payable for Trustee compensation and expenses (Note 2)	183,539

Payable for administrative services (Note 2)	2,991

Payable for distribution fees (Note 2)	374,842

Payable for open forward currency contracts (Note 1)	931,161

Payable for closed forward currency contracts (Note 1)	262,368

Other accrued expenses	87,853

Total liabilities	6,554,692

Net assets	$585,933,211

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$409,130,793

Undistributed net investment income (Note 1)	6,180,131

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	67,077,555

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	103,544,732

Total — Representing net assets applicable to capital shares outstanding	$585,933,211

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($476,598,143 divided by 14,239,732 shares)	$33.47

Offering price per class A share (100/94.75 of $33.47)*	$35.32

Net asset value and offering price per class B share ($77,314,794 divided by 2,390,572 shares)**	$32.34

Net asset value and offering price per class C share ($6,983,293 divided by 210,893 shares)**	$33.11

Net asset value and redemption price per class M share ($14,075,159 divided by 423,578 shares)	$33.23

Offering price per class M share (100/96.75 of $33.23)*	$34.35

Net asset value, offering price and redemption price per class R share ($89,057 divided by 2,674 shares)	$33.30

Net asset value, offering price and redemption price per class Y share ($10,872,765 divided by 324,292 shares)	$33.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/07

INVESTMENT INCOME

Dividends (net of foreign tax of $1,697,679)	$ 14,081,161

Interest (including interest income of $228,319 from investments in affiliated issuers) (Note 5)	351,190

Securities lending	164

Total investment income	14,432,515

EXPENSES

Compensation of Manager (Note 2)	4,321,320

Investor servicing fees (Note 2)	1,404,015

Custodian fees (Note 2)	644,041

Trustee compensation and expenses (Note 2)	48,379

Administrative services (Note 2)	22,915

Distribution fees — Class A (Note 2)	1,040,023

Distribution fees — Class B (Note 2)	1,012,429

Distribution fees — Class C (Note 2)	61,250

Distribution fees — Class M (Note 2)	104,924

Distribution fees — Class R (Note 2)	214

Other	304,019

Non-recurring costs (Notes 2 and 6)	2,300

Costs assumed by Manager (Notes 2 and 6)	(2,300)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(12,963)

Total expenses	8,950,566

Expense reduction (Note 2)	(194,768)

Net expenses	8,755,798

Net investment income	5,676,717

Net realized gain on investments (Notes 1 and 3)	108,450,194

Net realized gain on futures contracts (Note 1)	490,678

Net realized gain on foreign currency transactions (Note 1)	597,206

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	748,773

Net unrealized appreciation of investments during the year	40,763,746

Net gain on investments	151,050,597

Net increase in net assets resulting from operations	$156,727,314

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	6/30/07	6/30/06

Operations:
Net investment income	$ 5,676,717	$ 9,084,488

Net realized gain on investments and foreign currency transactions	109,538,078	120,485,637

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	41,512,519	(13,350,529)

Net increase in net assets resulting from operations	156,727,314	116,219,596

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(7,740,217)	(4,066,575)

Class B	(1,021,986)	(567,351)

Class C	(73,354)	(25,177)

Class M	(171,893)	(96,538)

Class R	(981)	(30)

Class Y	(177,109)	(76,391)

From net realized long-term gain on investments

Class A	(1,280,755)	—

Class B	(348,232)	—

Class C	(19,172)	—

Class M	(41,507)	—

Class R	(151)	—

Class Y	(26,239)	—

Redemption fees (Note 1)	39,062	15,069

Decrease from capital share transactions (Note 4)	(53,669,220)	(144,066,252)

Total increase (decrease) in net assets	92,195,560	(32,663,649)

NET ASSETS

Beginning of year	493,737,651	526,401,300

End of year (including undistributed net investment income of $6,180,131 and $9,091,748, respectively)	$585,933,211	$ 493,737,651

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
June 30, 2007	$25.58	.37(d)	8.17	8.54	(.56)	(.09)	(.65)	—(e)	$33.47	33.69	$476,598	1.48(d)	1.26(d)	106.13
June 30, 2006	20.79	.48(d,g,h)	4.59	5.07	(.28)	—	(.28)	—(e)	25.58	24.54(g)	341,155	1.46(d,g)	2.04(d,g,h)	80.51
June 30, 2005	18.05	.22(d,f)	2.78	3.00	(.26)	—	(.26)	—(e)	20.79	16.66(f)	328,279	1.44(d)	1.13(d,f)	56.35
June 30, 2004	14.84	.12(d)	3.37	3.49	(.28)	—	(.28)	—(e)	18.05	23.59	313,766	1.44(d)	.69(d)	82.35
June 30, 2003	16.65	.20	(1.79)	(1.59)	(.22)	—	(.22)	—	14.84	(9.47)	369,565	1.43	1.40	79.66

CLASS B
June 30, 2007	$24.68	.05(d)	7.97	8.02	(.27)	(.09)	(.36)	—(e)	$32.34	32.68	$77,315	2.23(d)	.17(d)	106.13
June 30, 2006	20.03	.21(d,g,h)	4.52	4.73	(.08)	—	(.08)	—(e)	24.68	23.65(g)	126,764	2.21(d,g)	.99(d,g,h)	80.51
June 30, 2005	17.40	.04(d,f)	2.70	2.74	(.11)	—	(.11)	—(e)	20.03	15.73(f)	177,711	2.19(d)	.23(d,f)	56.35
June 30, 2004	14.31	—(d,e)	3.24	3.24	(.15)	—	(.15)	—(e)	17.40	22.69	229,608	2.19(d)	(.04)(d)	82.35
June 30, 2003	16.04	.09	(1.73)	(1.64)	(.09)	—	(.09)	—	14.31	(10.21)	266,777	2.18	.68	79.66

CLASS C
June 30, 2007	$25.33	.14(d)	8.08	8.22	(.35)	(.09)	(.44)	—(e)	$33.11	32.68	$6,983	2.23(d)	.48(d)	106.13
June 30, 2006	20.58	.30(d,g,h)	4.56	4.86	(.11)	—	(.11)	—(e)	25.33	23.66(g)	5,455	2.21(d,g)	1.29(d,g,h)	80.51
June 30, 2005	17.88	.06(d,f)	2.75	2.81	(.11)	—	(.11)	—(e)	20.58	15.73(f)	5,182	2.19(d)	.33(d,f)	56.35
June 30, 2004	14.68	(.01)(d)	3.33	3.32	(.12)	—	(.12)	—(e)	17.88	22.65	5,482	2.19(d)	(.06)(d)	82.35
June 30, 2003	16.43	.10	(1.77)	(1.67)	(.08)	—	(.08)	—	14.68	(10.15)	7,455	2.18	.69	79.66

CLASS M
June 30, 2007	$25.38	.19(d)	8.13	8.32	(.38)	(.09)	(.47)	—(e)	$33.23	33.02	$14,075	1.98(d)	.66(d)	106.13
June 30, 2006	20.61	.34(d,g,h)	4.58	4.92	(.15)	—	(.15)	—(e)	25.38	23.97(g)	14,097	1.96(d,g)	1.49(d,g,h)	80.51
June 30, 2005	17.84	.09(d,f)	2.77	2.86	(.09)	—	(.09)	—(e)	20.61	16.05(f)	15,227	1.94(d)	.46(d,f)	56.35
June 30, 2004	14.68	(.01)(d)	3.37	3.36	(.20)	—	(.20)	—(e)	17.84	22.97	24,410	1.94(d)	.01(d)	82.35
June 30, 2003	16.46	.13	(1.78)	(1.65)	(.13)	—	(.13)	—	14.68	(9.98)	34,460	1.93	.98	79.66

CLASS R
June 30, 2007	$25.55	.60(d)	7.84	8.44	(.60)	(.09)	(.69)	—(e)	$33.30	33.36	$89	1.73(d)	1.94(d)	106.13
June 30, 2006	20.75	.67(d,g,h)	4.39	5.06	(.26)	—	(.26)	—(e)	25.55	24.52(g)	6	1.71(d,g)	2.69(d,g,h)	80.51
June 30, 2005	18.03	.20(d,f)	2.75	2.95	(.23)	—	(.23)	—(e)	20.75	16.38(f)	2	1.69(d)	1.03(d,f)	56.35
June 30, 2004†	16.95	.04(d)	1.32	1.36	(.28)	—	(.28)	—(e)	18.03	8.08*	1	.99* (d)	.26* (d)	82.35

CLASS Y
June 30, 2007	$25.62	.48(d)	8.14	8.62	(.62)	(.09)	(.71)	—(e)	$33.53	34.00	$10,873	1.23(d)	1.59(d)	106.13
June 30, 2006††	22.46	.53(d,g,h)	2.92	3.45	(.29)	—	(.29)	—(e)	25.62	15.52*(g)	6,261	.89* (d,g)	2.19* (d,g,h)	80.51

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to June 30, 2004.

†† For the period October 4, 2005 (commencement of operations) to June 30, 2006.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

June 30, 2007	<0.01%

June 30, 2006	<0.01

June 30, 2005	0.05

June 30, 2004	0.03

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.04%

Class B	0.01	0.03

Class C	0.01	0.04

Class M	0.01	0.03

Class R	0.01	0.04

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended June 30, 2006.

(h) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.23	0.96%

Class B	0.20	0.87

Class C	0.22	0.95

Class M	0.23	0.97

Class R	0.31	1.27

Class Y	0.23	0.94

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/07

Note 1: Significant accounting policies

Putnam Europe Equity Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6–90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported— as in the case of some securities traded over-the-counter— a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2007, the fund had no securities out on loan.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2007, the fund reclassified $597,206 to increase undistributed net investment income, with a decrease to accumulated net realized gain of $597,206.

The tax basis components of distributable earnings and the federal tax cost as of June 30, 2007 were as follows:

Unrealized appreciation	$112,591,686
Unrealized depreciation	(9,991,482)
—————————————
Net unrealized appreciation	102,600,204
Undistributed ordinary income	6,930,837
Undistributed short-term gain	42,138,815
Undistributed long-term gain	25,115,724
Cost for federal income tax purposes	$483,042,419

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended June 30, 2007, Putnam Management waived $8,870 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affili-ates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract that became effective upon the sale.

For the year ended June 30, 2007, Putnam Management has assumed $2,300 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2007, the fund incurred $2,019,409 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street Bank and Trust Company, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At June 30, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced, by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2007, the fund’s expenses were reduced by $194,768 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $358, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $29,531 and $21,951 from the sale of class A and class M shares, respectively, and received $41,644 and $527 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2007, Putnam Retail Management, acting as underwriter, received $55 and and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended June 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $571,184,768 and $621,420,120, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At June 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 6/30/07:
Shares sold	3,773,123	$ 109,801,279

Shares issued in connection with
reinvestment of distributions	276,678	8,253,272

	4,049,801	118,054,551

Shares repurchased	(3,145,225)	(93,267,836)

Net increase	904,576	$ 24,786,715

Year ended 6/30/06:
Shares sold	2,958,628	$ 70,476,862

Shares issued in connection with
reinvestment of distributions	147,913	3,367,983

	3,106,541	73,844,845

Shares repurchased	(5,564,969)	(132,925,112)

Net decrease	(2,458,428)	$ (59,080,267)

CLASS B	Shares	Amount

Year ended 6/30/07:
Shares sold	357,643	$ 10,065,961

Shares issued in connection with
reinvestment of distributions	44,081	1,275,720

	401,724	11,341,681

Shares repurchased	(3,146,862)	(88,329,779)

Net decrease	(2,745,138)	$(76,988,098)

Year ended 6/30/06:
Shares sold	238,624	$ 5,455,532

Shares issued in connection with
reinvestment of distributions	23,537	518,992

	262,161	5,974,524

Shares repurchased	(3,997,989)	(91,163,917)

Net decrease	(3,735,828)	$(85,189,393)

CLASS C	Shares	Amount

Year ended 6/30/07:
Shares sold	48,386	$ 1,445,504

Shares issued in connection with
reinvestment of distributions	2,494	73,881

	50,880	1,519,385

Shares repurchased	(55,292)	(1,604,738)

Net decrease	(4,412)	$ (85,353)

Year ended 6/30/06:
Shares sold	31,530	$ 752,962

Shares issued in connection with
reinvestment of distributions	894	20,228

	32,424	773,190

Shares repurchased	(68,847)	(1,620,149)

Net decrease	(36,423)	$ (846,959)

CLASS M	Shares	Amount

Year ended 6/30/07:
Shares sold	90,337	$ 2,659,028

Shares issued in connection with
reinvestment of distributions	4,873	144,707

	95,210	2,803,735

Shares repurchased	(227,023)	(6,593,041)

Net decrease	(131,813)	$(3,789,306)

Year ended 6/30/06:
Shares sold	112,154	$ 2,839,914

Shares issued in connection with
reinvestment of distributions	2,253	51,035

	114,407	2,890,949

Shares repurchased	(297,760)	(7,288,467)

Net decrease	(183,353)	$(4,397,518)

CLASS R	Shares	Amount

Year ended 6/30/07:
Shares sold	2,752	$ 83,204

Shares issued in connection with
reinvestment of distributions	36	1,084

	2,788	84,288

Shares repurchased	(355)	(11,179)

Net increase	2,433	$ 73,109

Year ended 6/30/06:
Shares sold	168	$ 4,098

Shares issued in connection with
reinvestment of distributions	1	30

	169	4,128

Shares repurchased	(13)	(307)

Net increase	156	$ 3,821

CLASS Y	Shares	Amount

Year ended 6/30/07:
Shares sold	126,419	$ 3,717,200

Shares issued in connection with
reinvestment of distributions	6,828	203,348

	133,247	3,920,548

Shares repurchased	(53,373)	(1,586,835)

Net increase	79,874	$ 2,333,713

For the period 10/4/05 (commencement of operations) to 6/30/06:
Shares sold	349,583	$ 7,905,627

Shares issued in connection with
reinvestment of distributions	3,356	76,391

	352,939	7,982,018

Shares repurchased	(108,521)	(2,537,954)

Net increase	244,418	$ 5,444,064

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2007, management fees paid were reduced by $4,093 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $228,319 for the year ended June 30, 2007. During the year ended June 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $151,048,041 and $148,759,132, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage
commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $26,831,779 as long term capital gain, for its taxable year ended June 30, 2007.

For the period, interest and dividends from foreign countries were $15,778,840 or $0.897 for all classes of shares. Taxes paid to foreign countries were $1,697,678 or $0.097 for all classes of shares.

For its tax year ended June 30, 2007, the fund hereby designates 30.88%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended June 30, 2007. The other Putnam mutual funds in this group are Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Citigroup Global Markets, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended June 30, 2007.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Handelsbanken, Hong Kong Shanghai Banking Corp., JPMorgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

9,928,708	473,433	416,594

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), a Director of Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc.(a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007
Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2005, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk,
Investment Sub-Manager	Executive Officer, Associate Treasurer,	Assistant Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57-59 St. James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered	Beth S. Mazor
Public Accounting Firm	Vice President
PricewaterhouseCoopers LLP
James P. Pappas
Vice President
Trustees
John A. Hill, Chairman	Richard S. Robie, III
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	Francis J. McNamara, III
Myra R. Drucker	Vice President and Chief Legal Officer
Charles E. Haldeman, Jr.
Paul L. Joskow	Robert R. Leveille
Elizabeth T. Kennan	Vice President and Chief Compliance Officer
Kenneth R. Leibler
Robert E. Patterson	Mark C. Trenchard
George Putnam, III	Vice President and BSA Compliance Officer
W. Thomas Stephens
Richard B. Worley	Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN005 246056 8/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2007	$72,729	$ 84	$4,928	$676*
June 30, 2006	$62,006*	$--	$4,789	$ -

* Includes fees of $626 and $492 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2007 and June 30, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2007and June 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $135,905 and $264,464 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities..

.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

June 30,
2007	$ -	$ 41,129	$ -	$ -
June 30,
2006	$ -	$ 138,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Europe Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 29, 2007